UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 8, 2013


                                    INTROBUZZ
             (Exact name of registrant as specified in its charter)

          Nevada                      333-179118                26-2568892
(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)           Identification No.)


                      3960 Howard Hughes Parkway, Suite 500
                             Las Vegas, Nevada 89169
                     (Address of principal executive office)

                                 (800) 972-6017
              (Registrant's telephone number, including area code)

                              8220 Defiance Avenue
                             Las Vegas, Nevada 89129
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURES OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICER

Effective March 8, 2013, Kenneth Carter resigned as Chief Executive Officer, President, Secretary, Treasurer and Director.

Effective April 17, 2013, Marlon Luis Sanchez was elected to the board of directors.

Effective April 18, 2013, Marlon Luis Sanchez was appointed as Chief Executive Officer, Secretary and Treasurer.

Marlon Luis Sanchez: 2002 to present, Mr. Sanchez has been a Partner in Sanchez Medical Services. The company provides comprehensive medical services to the southern California market and Mr. Sanchez responsibilities include direct oversight of the daily operations. Sanchez Medical Services also has a division dedicated to the ever growing Medical Tourism Industry. Mr. Sanchez is the primary spokesperson for the Medical Tourism Industry counsel in Tijuana, Mexico.

Mr. Sanchez has not held directorship during the past five years in any publically traded company.

Mr. Sanchez is a graduate of San Diego State University with a degree in Business Administration Marketing.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTROBUZZ


Date: April 29, 2013
                                        By: /s/ Marlon Luis Sanchez
                                           -------------------------------------
                                           Marlon Luis Sanchez
                                           Chief Executive Officer

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